                                                             EXHIBIT 20.1

                        MONTHLY SERVICER'S CERTIFICATE

            AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

                 --------------------------------------------


                 AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST


                 --------------------------------------------

The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series Supplements (as amended and supplemented, the "Series Supplements"), among TRS, as Servicer, American Express Centurion Bank and American Express Receivables Financing Corporation II, as Transferors, and The Bank of New York, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplements, as applicable.

2. TRS is, as of the date hereof, the Servicer under the Agreement.

3. The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on July 15, 1999 and covers activity from May 26, 1999 through June 25, 1999.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution date.



      IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 8th day of July, 1999.




                       AMERICAN EXPRESS TRAVEL RELATED
                       SERVICES COMPANY, INC., as Servicer

                       By:   /s/ Lawrence Fazzari
                             --------------------------------
                             Name:  Lawrence Fazzari
                             Title: Vice President
                                    Business Results

I.  Monthly Period Trust Activity

A. Trust Activity                             Trust Totals
-----------------                             ------------
Number of days in period                                   30
Beginning Principal Receivable Balance       7,524,362,158.02
Special Funding Account Balance                          0.00
Beginning Total Principal Balance            7,524,362,158.02

Finance Charge Collections (excluding          106,311,568.00
  Discount Option & Recoveries)
Discount Percentage                                      2.00%
Discount Option Receivables Collections         14,276,008.34
Premium Option Receivables Collections                   0.00
Recoveries                                       7,304,595.00
Total Collections of Finance Charge Receiv     127,892,171.34
Total Collections of Principal Receivables     699,524,408.66
Monthly Payment Rate                                   9.2968%
Defaulted amount                                39,169,272.10
Annualized Default Rate                                6.4227%
Trust Portfolio Yield                                 14.3462%
New Principal Receivables                      634,252,316.06
Ending Principal Receivables Balance         7,419,920,793.32
Ending Required Minimum Principal Balance    5,885,000,000.00
Ending Transferor Amount                     1,919,920,793.32
Ending Special Funding Account Balance                   0.00
Ending Total Principal Balance               7,419,920,793.32



B. Series Allocations                        Series 1996-1       Series 1997-1     Series 1998-1     Series 1999-1
---------------------                        -------------       -------------     -------------     -------------
Group Number                                                1                  1                 2                 1
Invested Amount                              1,000,000,000.00   1,000,000,000.00  1,000,000,000.00  1,000,000,000.00
Adjusted Invested Amount                     1,000,000,000.00   1,000,000,000.00  1,000,000,000.00  1,000,000,000.00
Principal Funding Account Balance                        0.00               0.00              0.00              0.00
Series Required Transferor Amount               70,000,000.00      70,000,000.00     70,000,000.00     70,000,000.00
Series Allocation Percentage                            18.18%             18.18%            18.18%            18.18%
Series Alloc. Finance Charge Collections        23,253,122.06      23,253,122.06     23,253,122.06     23,253,122.06
Series Allocable Recoveries                      1,328,108.18       1,328,108.18      1,328,108.18      1,328,108.18
Series Alloc. Principal Collections            127,186,256.12     127,186,256.12    127,186,256.12    127,186,256.12
Series Allocable Defaulted Amount                7,121,685.84       7,121,685.84      7,121,685.84      7,121,685.84

B. Series Allocations                        Series 1999-2       Series 1999-3                        Trust Total
---------------------                        -------------       -------------                        -----------
Group Number                                                1                 2
Invested Amount                                500,000,000.00   1,000,000,000.00                    5,500,000,000.00
Adjusted Invested Amount                       500,000,000.00   1,000,000,000.00                    5,500,000,000.00
Principal Funding Account Balance                        0.00               0.00                                0.00
Series Required Transferor Amount               35,000,000.00      70,000,000.00                      385,000,000.00
Series Allocation Percentage                             9.09%             18.18%                                100%
Series Alloc. Finance Charge Collections        11,626,561.03      23,253,122.06                      127,892,171.34
Series Allocable Recoveries                        664,054.09       1,328,108.18                        7,304,595.00
Series Alloc. Principal Collections             63,593,128.06     127,186,256.12                      699,524,408.66
Series Allocable Defaulted Amount                3,560,842.92       7,121,685.84                       39,169,272.10

C. Group Allocations

1. Group 1 Allocations                       Series 1996-1       Series 1997-1     Series 1999-1     Series 1999-2    Group 1 Total
----------------------                       -------------       -------------     -------------     -------------    -------------
Investor Finance Charge Collections             16,997,078.11      16,997,078.11     16,997,078.11      8,498,539.06   59,489,773.39
Investor Monthly Interest                        5,585,885.42       5,275,989.58      4,694,010.42      2,479,401.04   18,035,286.46
Investor Default Amount                          5,205,660.13       5,205,660.13      5,205,660.13      2,602,830.07   18,219,810.46
Investor Monthly Fees                            1,666,666.67       1,666,666.67      1,666,666.67        833,333.33    5,833,333.33
Investor Additional Amounts                              0.00               0.00              0.00              0.00            0.00
Total                                           12,458,212.21      12,148,316.38     11,566,337.21      5,915,564.44   42,088,430.25

Reallocated Investor Finance
  Charge Collections                            16,997,078.11      16,997,078.11     16,997,078.11      8,498,539.06   59,489,773.39
Available Excess                                 4,538,865.90       4,848,761.73      5,430,740.90      2,582,974.62   17,401,343.14


2. Group 2 Allocations                       Series 1998-1       Series 1999-3                                        Group 2 Total
----------------------                       -------------       -------------                                        -------------
Investor Finance Charge Collections             16,997,078.11      16,997,078.11                                       33,994,156.22
Investor Monthly Interest                        4,282,291.67       4,342,458.33                                        8,624,750.00
Investor Default Amount                          5,205,660.13       5,205,660.13                                       10,411,320.26
Investor Monthly Fees                            1,666,666.67       1,666,666.67                                        3,333,333.33
Investor Additional Amounts                              0.00               0.00                                                0.00
Total                                           11,154,618.46      11,214,785.13                                       22,369,403.60

Reallocated Investor Finance
  Charge Collections                            16,997,078.11      16,997,078.11                                       33,994,156.22
Available Excess                                 5,842,459.65       5,782,292.98                                       11,624,752.63




D. Trust Performance

Delinquencies:
31-60 Days Delinquent:                         101,466,631.00
61-90 Days Delinquent:                          53,478,884.00
90+ Days Delinquent:                            72,657,729.00
Total 30+ Days Delinquent:                     227,603,244.00

II. Series 1996-1 Certificates

                                                 Series         Total  Investor     Transferors
A. Investor/Transferor Allocations            Allocations          Interest           Interest
----------------------------------            -----------          --------           --------
Beginning Invested /Transferor Amount        1,368,065,846.91   1,000,000,000.00    368,065,846.91
Beginning Adjusted Invested Amount                        N/A   1,000,000,000.00               N/A
Floating Allocation Percentage                            N/A            73.0959%          26.9041%
Principal Allocation Percentage                           N/A            73.0959%          26.9041%
Collections of Finance Chg. Receivables         23,253,122.06      16,997,078.11      6,256,043.95
Collections of Principal Receivables           127,186,256.12      92,967,934.55     34,218,321.57
Defaulted Amount                                 7,121,685.84       5,205,660.13      1,916,025.70

Ending Invested / Transferor Amounts         1,349,076,507.88   1,000,000,000.00    349,076,507.88


                                                                                     Collateral
B. Monthly Period Funding Requirements          Class A             Class B           Interest           Total
--------------------------------------          -------             -------           --------           -----
Principal Funding Account                                0.00               0.00              0.00              0.00
Investment Proceeds for Monthly Period                   0.00               0.00              0.00              0.00
Reserve Draw Amount                                      0.00               0.00              0.00              0.00
Available Reserve Account Amount                         0.00               0.00              0.00              0.00
Reserve Account Surplus                                  0.00               0.00              0.00              0.00

Coupon  June 15 - July 14, 1999                        6.8000%            6.9500%           5.3875%
Monthly Interest Due                             4,901,666.67         347,500.00        336,718.75      5,585,885.42
Outstanding Monthly Interest Due                         0.00               0.00              0.00              0.00
Additional Interest Due                                  0.00               0.00              0.00              0.00
Total Interest Due                               4,901,666.67         347,500.00        336,718.75      5,585,885.42
Investor Default Amount                          4,502,896.01         312,339.61        390,424.51      5,205,660.13
Investor Monthly Fees Due                        1,441,666.67         100,000.00        125,000.00      1,666,666.67
Investor Additional Amounts Due
Total Due                                       10,846,229.35         759,839.61        852,143.26     12,458,212.21

Reallocated Investor Finance Charge Collections                                                        16,997,078.11
Interest and Principal Funding Investment Proceeds                                                              0.00
Series Adjusted Portfolio Yield                                                                              14.3462%
Base Rate                                                                                                     8.8239%


                                                                                     Collateral
C. Certificates - Balances and Distribution     Class A             Class B           Interest           Total
-------------------------------------------     -------             -------           --------           -----
Beginning Certificates Balance                 865,000,000.00      60,000,000.00     75,000,000.00  1,000,000,000.00
Interest Distributions                           4,901,666.67         347,500.00        336,718.75      5,585,885.42
Principal Deposits - Prin. Funding Account               0.00               0.00              0.00              0.00
Principal Distributions                                  0.00               0.00              0.00              0.00
Total Distributions                              4,901,666.67         347,500.00        336,718.75      5,585,885.42
Ending Certificates Balance                    865,000,000.00      60,000,000.00     75,000,000.00  1,000,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total amount of the distribution:                $             5.67

      2.   Amount of the distribution in
            respect of Class A Monthly Interest:            $             5.67

      3.   Amount of the distribution in respect of
            Class A Outstanding Monthly Interest:           $             0.00

      4.   Amount of the distribution in respect of
            Class A Additional Interest:                    $             0.00

      5.   Amount of the distribution in
            respect of Class A Principal:                   $             0.00


E.  Class  A  Investor   Charge-Offs  and  Reimbursement  of  Class  A  Investor
Charge-Offs on such Distribution Date.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount  of  Class  A  Investor  Charge-Offs
            per  $1,000  original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount  reimbursed  in respect of Class A
            Investor  Charge-Offs  per $1,000
            original certificate principal amount:          $             0.00

      5.   The amount,  if any, by which the
            outstanding  principal  balance of the
            Class A Certificates  exceeds the Class
            A Invested  Amount after giving effect to
            all transactions on such Distribution
            Date:                                           $             0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   The total amount of the distribution:            $             5.79

      2.   Amount of the distribution in
            respect of class B monthly interest:            $             5.79

      3.   Amount of the distribution in
            respect of class B outstanding monthly
            interest:                                       $             0.00

      4.   Amount of the distribution in
            respect of class B additional interest:         $             0.00

     5.   Amount of the distribution in
           respect of class B principal:                    $             0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.  The amount of reductions in Class B
           Invested Amount pursuant to clauses
           (c), (d), and (e) of the definition
           of Class B Invested Amount:                      $             0.00

      2.  The amount of reductions in the
           Class B Invested Amount set forth in
           paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.  The total amount  reimbursed  in respect
           of such  reductions  in the Class B
           Invested Amount:                                 $             0.00

      4.  The  amount set forth in  paragraph  3
           above,  per  $1,000  original certificate
           principal amount:                                $             0.00

      5.  The amount,  if any, by which the
           outstanding  principal  balance of
           the Class B Certificates  exceeds the Class B
           Invested  Amount after giving effect to
           all transactions on such Distribution
           Date:                                            $             0.00


H.  Information  regarding   distributions  on  the  Distribution  Date  to  the
Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $       336,718.75

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $       336,718.75

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I. Amount of reductions in Collateral  Invested  Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2. The total amount reimbursed in respect of such reductions in the Collateral
            Invested Amount:                                $             0.00


J.   Application of Reallocated Investor Finance Charge Collections.

      1.   Class A Available Funds:                         $    14,702,472.57

           a.   Class A Monthly Interest:                   $     4,901,666.67
           b.   Class A Outstanding Monthly Interest:       $             0.00
           c.   Class A Additional Interest:                $             0.00
           d.   Class A Investor Default Amount
                 (Treated as Available Principal
                 Collections):                              $     4,502,896.01

           e.   Excess Spread:                              $     5,297,909.89


      2.   Class B Available Funds:                         $     1,019,824.69

           a.   Class B Monthly Interest:                   $       347,500.00
           b.   Class B Outstanding Monthly Interest:       $             0.00
           c.   Class B Additional Interest:                $             0.00
           d.   Excess Spread:                              $       672,324.69

      3.   Collateral Available Funds:                      $     1,274,780.86

           a.   Excess Spread:                              $     1,274,780.86

      4.   Total Excess Spread:                             $     7,245,015.43


K.   Reallocated Principal Collections.

      1.   Principal Allocation Percentage:                           73.0959%

      2.   Series 1996-1 Allocable Principal
            Collections:                                    $   127,186,256.12

      3.   Principal Allocation Percentage of
            Series 1996-1 Allocable Principal
            Collections:                                    $    92,967,934.55

      4.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      5.   Item 3 minus item 4:                             $    92,967,934.55

      6.   Shared Principal Collections from other
            Series allocated to Series 1996-1:                             N/A

      7.   Other amounts Treated as Available Principal
            Collections:                                    $     5,205,660.13

      8.   Available Principal Collections
            (total of 5., 6. & 7.):                         $    98,173,594.68

L.   Application of Available Principal Collections during Revolving Period.

      1.   Collateral Invested Amount                       $    75,000,000.00

      2.   Required Collateral Invested Amount              $    75,000,000.00

      3.   Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:       $             0.00

      4.   Treated as Shared Principal Collections:         $    98,173,594.68


M. Application of Principal Collections During Accumulation or Amortization Period.

      1.   Principal Funding Account:                                      N/A

      2.   Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                      N/A

      3.   Principal Distribution:                                         N/A

      4.   Treated as Shared Principal Collections:                        N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1996-1

      1.   Excess Spread:                                   $     7,245,015.43

      2.   Excess Finance Charge Collections:               $             0.00
      3.   Applied to fund Class A Required Amount:         $             0.00
      4.   Class A Investor Charge-Offs treated
            as Available Principal Collections:             $             0.00
      5.   Applied to fund Class B overdue Interest:        $             0.00
      6.   Applied to fund Class B Required Amount:         $       312,339.61
      7.   Reduction of Class B Invested Amount
            treated as Available Principal Collections:     $             0.00
      8.   Applied to Collateral Monthly Interest:          $       336,718.75
      9.   Applied to unpaid Monthly Servicing Fee:         $     1,666,666.67
      10.  Collateral Default Amount treated as
            Available Principal Collections:                $       390,424.51
      11.  Reduction of Collateral Invested Amount
            treated as Available Principal Collections:     $             0.00
      12.  Deposited to Reserve Account:                    $             0.00
      13.  Applied to other amounts owed to
            Collateral Interest Holder:                     $             0.00
      l4.  Balance:                                         $     4,538,865.90

O.   Yield and Base Rate

      1.   Base Rate

           a.   Current Monthly Period             8.8239%
           b.   Prior Monthly Period               9.1076%
           c.   Second Prior Monthly Period        8.2934%

      2.   Three Month Average Base Rate                               8.7416%

      3.   Series Adjusted Portfolio Yield

           a.   Current Monthly Period              14.35%
           b.   Prior Monthly Period                13.67%
           c.   Second Prior Monthly Period         13.74

      4.   Three Month Average Series Adjusted Portfolio Yield          13.92%

III. Series 1997-1 Certificates

                                                 Series         Total  Investor     Transferors
A. Investor/Transferor Allocations            Allocations          Interest           Interest
----------------------------------            -----------          --------           --------
Beginning Invested /Transferor Amount        1,368,065,846.91   1,000,000,000.00    368,065,846.91
Beginning Adjusted Invested Amount                        N/A   1,000,000,000.00               N/A
Floating Allocation Percentage                            N/A            73.0959%          26.9041%
Principal Allocation Percentage                           N/A            73.0959%          26.9041%
Collections of Finance Chg. Receivables         23,253,122.06      16,997,078.11      6,256,043.95
Collections of Principal Receivables           127,186,256.12      92,967,934.55     34,218,321.57
Defaulted Amount                                 7,121,685.84       5,205,660.13      1,916,025.70

Ending Invested / Transferor Amounts         1,349,076,507.88   1,000,000,000.00    349,076,507.88


                                                                                     Collateral
B. Monthly Period Funding Requirements          Class A             Class B           Interest           Total
--------------------------------------          -------             -------           --------           -----
Principal Funding Account                                0.00               0.00              0.00              0.00
Investment Proceeds for Monthly Period                   0.00               0.00              0.00              0.00
Reserve Draw Amount                                      0.00               0.00              0.00              0.00
Available Reserve Account Amount                         0.00               0.00              0.00              0.00
Reserve Account Surplus                                  0.00               0.00              0.00              0.00

Coupon  June 15 - July 14, 1999                        6.4000%            6.5500%           5.3625%
Monthly Interest Due                             4,613,333.33         327,500.00        335,156.25      5,275,989.58
Outstanding Monthly Interest Due                         0.00               0.00              0.00              0.00
Additional Interest Due                                  0.00               0.00              0.00              0.00
Total Interest Due                               4,613,333.33         327,500.00        335,156.25      5,275,989.58
Investor Default Amount                          4,502,896.01         312,339.61        390,424.51      5,205,660.13
Investor Monthly Fees Due                        1,441,666.67         100,000.00        125,000.00      1,666,666.67
Investor Additional Amounts Dues
Total Due                                       10,557,896.01         739,839.61        850,580.76     12,148,316.38

Reallocated Investor Finance Charge Collections                                                        16,997,078.11
Interest and Principal Funding Investment Proceeds                                                              0.00
Series Adjusted Portfolio Yield                                                                              14.3462%
Base Rate                                                                                                     8.4469%



                                                                                     Collateral
C. Certificates - Balances and Distributions    Class A             Class B           Interest           Total
--------------------------------------------    -------             -------           --------           -----
Beginning Certificates Balance                 865,000,000.00      60,000,000.00     75,000,000.00  1,000,000,000.00
Interest Distributions                           4,613,333.33         327,500.00        335,156.25      5,275,989.58
Principal Deposits - Prin. Funding Account               0.00               0.00              0.00              0.00
Principal Distributions                                  0.00               0.00              0.00              0.00
Total Distributions                              4,613,333.33         327,500.00        335,156.25      5,275,989.58
Ending Certificates Balance                    865,000,000.00      60,000,000.00     75,000,000.00  1,000,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total amount of the distribution:                $             5.33

      2.   Amount of the distribution in
            respect of Class A Monthly Interest:            $             5.33

      3.   Amount of the distribution in respect of
            Class A Outstanding Monthly Interest:           $             0.00

      4.   Amount of the distribution in respect of
            Class A Additional Interest:                    $             0.00

      5.   Amount of the distribution in
            respect of Class A Principal:                   $             0.00


E.  Class  A  Investor   Charge-Offs  and  Reimbursement  of  Class  A  Investor
Charge-Offs on such Distribution Date.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount  of  Class  A  Investor  Charge-Offs
            per  $1,000  original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount  reimbursed  in respect of Class
            A Investor  Charge-Offs  per $1,000
            original certificate principal amount:          $             0.00

      5.   The amount,  if any, by which the
            outstanding  principal  balance of the
            Class A Certificates  exceeds the Class
            A Invested  Amount after giving effect to
            all transactions on such Distribution
            Date:                                           $             0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   The total amount of the distribution:            $             5.46

      2.   Amount of the distribution in
            respect of class B monthly interest:            $             5.46

      3.   Amount of the distribution in
            respect of class B outstanding monthly
            interest:                                       $             0.00

      4.   Amount of the distribution in
            respect of class B additional interest:         $             0.00

     5.   Amount of the distribution in
            respect of class B principal:                   $             0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount  reimbursed  in respect
            of such  reductions  in the Class B
            Invested Amount:                                $             0.00

      4.   The  amount set forth in  paragraph  3
            above,  per  $1,000  original certificate
            principal amount:                               $             0.00

      5.   The amount,  if any, by which the
            outstanding  principal  balance of the
            Class B Certificates  exceeds the Class B
            Invested  Amount after giving effect to
            all transactions on such Distribution
            Date:                                           $             0.00


H.  Information  regarding   distributions  on  the  Distribution  Date  to  the
Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $       335,156.25

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $       335,156.25

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I. Amount of reductions in Collateral  Invested  Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.   The total amount  reimbursed  in respect
            of such  reductions  in the Collateral
            Invested Amount:                                $             0.00


J.   Application of Reallocated Investor Finance Charge Collections.

      1.   Class A Available Funds:                         $    14,702,472.57

           a.   Class A Monthly Interest:                   $     4,613,333.33
           b.   Class A Outstanding Monthly Interest:       $             0.00
           c.   Class A Additional Interest:                $             0.00
           d.   Class A Investor Default Amount
                 (Treated as Available Principal
                 Collections):                              $     4,502,896.01
           e.   Excess Spread:                              $     5,586,243.22

      2.   Class B Available Funds:                         $     1,019,824.69

           a.   Class B Monthly Interest:                   $       327,500.00
           b.   Class B Outstanding Monthly Interest:       $             0.00
           c.   Class B Additional Interest:                $             0.00
           d.   Excess Spread:                              $       692,324.69

      3.   Collateral Available Funds:                      $     1,274,780.86

           a.   Excess Spread:                              $     1,274,780.86

      4.   Total Excess Spread:                             $     7,553,348.76


K.   Reallocated Principal Collections.

      1.   Principal Allocation Percentage:                           73.0959%

      2.   Series 1997-1 Allocable Principal
            Collections:                                    $   127,186,256.12

      3.   Principal Allocation Percentage of
            Series 1997-1 Allocable Principal
            Collections:                                    $    92,967,934.55

      4.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      5.   Item 3 minus item 4:                             $    92,967,934.55


      6.   Shared Principal Collections from other
            Series allocated to Series 1997-1:                             N/A

      7.   Other amounts Treated as Available Principal
            Collections:                                    $     5,205,660.13

      8.   Available Principal Collections
            (total of 5., 6. & 7.):                         $    98,173,594.68

L.   Application of Available Principal Collections during Revolving Period.

      1.   Collateral Invested Amount                       $    75,000,000.00

      2.   Required Collateral Invested Amount              $    75,000,000.00

      3.   Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:       $             0.00

      4.   Treated as Shared Principal Collections:         $    98,173,594.68

M. Application of Principal Collections During Accumulation or Amortization Period.

      1.   Principal Funding Account:                                      N/A

      2.   Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                      N/A

      3.   Principal Distribution:                                         N/A

      4.   Treated as Shared Principal Collections:                        N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1997-1

      1.   Excess Spread:                                   $     7,553,348.76
      2.   Excess Finance Charge Collections:               $             0.00
      3.   Applied to fund Class A Required Amount:         $             0.00
      4.   Class A Investor Charge-Offs treated
            as Available Principal Collections:             $             0.00
      5.   Applied to fund Class B overdue Interest:        $             0.00
      6.   Applied to fund Class B Required Amount:         $       312,339.61
      7.   Reduction of Class B Invested Amount
           treated as Available Principal Collections:      $             0.00
      8.   Applied to Collateral Monthly Interest:          $       335,156.25
      9.   Applied to unpaid Monthly Servicing Fee:         $     1,666,666.67
      10.  Collateral Default Amount treated as
            Available Principal Collections:                $       390,424.51
      11.  Reduction of Collateral Invested Amount
            treated as Available Principal Collections:     $             0.00
      12.  Deposited to Reserve Account:                    $             0.00
      13.  Applied to other amounts owed to
            Collateral Interest Holder:                     $             0.00
      l4.  Balance:                                         $     4,848,761.73


O.   Yield and Base Rate

      1.   Base Rate

           a.   Current Monthly Period             8.4469%
           b.   Prior Monthly Period               8.7176%
           c.   Second Prior Monthly Period        7.9398%

      2.   Three Month Average Base Rate                               8.3681%

      3.   Series Adjusted Portfolio Yield

           a.   Current Monthly Period             14.35%
           b.   Prior Monthly Perid                13.67%
           c.   Second Prior Monthly Period        13.74%

      4.   Three Month Average Series Adjusted Portfolio Yield         13.92%

IV. Series 1998-1 Certificates

                                                 Series         Total  Investor     Transferors
A. Investor/Transferor Allocations            Allocations          Interest           Interest
----------------------------------            -----------          --------           --------
Beginning Invested /Transferor Amount        1,368,065,846.91   1,000,000,000.00    368,065,846.91
Beginning Adjusted Invested Amount                        N/A   1,000,000,000.00               N/A
Floating Allocation Percentage                            N/A            73.0959%          26.9041%
Principal Allocation Percentage                           N/A            73.0959%          26.9041%
Collections of Finance Chg. Receivables         23,253,122.06      16,997,078.11      6,256,043.95
Collections of Principal Receivables           127,186,256.12      92,967,934.55     34,218,321.57
Defaulted Amount                                 7,121,685.84       5,205,660.13      1,916,025.70

Ending Invested / Transferor Amounts         1,349,076,507.88   1,000,000,000.00    349,076,507.88


                                                                                     Collateral
B. Monthly Period Funding Requirements          Class A             Class B           Interest           Total
--------------------------------------          -------             -------           --------           -----
Principal Funding Account                                0.00               0.00              0.00              0.00
Investment Proceeds for Monthly Period                   0.00               0.00              0.00              0.00
Reserve Draw Amount                                      0.00               0.00              0.00              0.00
Available Reserve Account Amount                         0.00               0.00              0.00              0.00
Reserve Account Surplus                                  0.00               0.00              0.00              0.00

Coupon  June 15 - July 14, 1999                        5.0775%            5.2375%           5.5875%
Monthly Interest Due                             3,490,781.25         349,166.67        442,343.75      4,282,291.67
Outstanding Monthly Interest Due                         0.00               0.00              0.00              0.00
Additional Interest Due                                  0.00               0.00              0.00              0.00
Total Interest Due                               3,490,781.25         349,166.67        442,343.75      4,282,291.67
Investor Default Amount                          4,294,669.61         416,452.81        494,537.71      5,205,660.13
Investor Monthly Fees Due                        1,375,000.00         133,333.33        158,333.33      1,666,666.67
Investor Additional Amounts Dues
Total Due                                        9,160,450.86         898,952.81      1,095,214.80     11,154,618.46

Reallocated Investor Finance Charge Collections                                                        16,997,078.11
Interest and Principal Funding Investment Proceeds                                                              0.00
Series Adjusted Portfolio Yield                                                                              14.3462%
Base Rate                                                                                                     7.2379%


                                                                                     Collateral
C. Certificates - Balances and Distributions    Class A             Class B           Interest           Total
--------------------------------------------    -------             -------           --------           -----
Beginning Certificates Balance                 825,000,000.00      80,000,000.00     95,000,000.00  1,000,000,000.00
Interest Distributions                           3,490,781.25         349,166.67        442,343.75      4,282,291.67
Principal Deposits - Prin. Funding Account               0.00               0.00              0.00              0.00
Principal Distributions                                  0.00               0.00              0.00              0.00
Total Distributions                              3,490,781.25         349,166.67        442,343.75      4,282,291.67
Ending Certificates Balance                    825,000,000.00      80,000,000.00     95,000,000.00  1,000,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total amount of the distribution:                $             4.23

      2.   Amount of the distribution in
            respect of Class A Monthly Interest:            $             4.23

      3.   Amount of the distribution in respect of
            Class A Outstanding Monthly Interest:           $             0.00

      4.   Amount of the distribution in respect of
            Class A Additional Interest:                    $             0.00

      5.   Amount of the distribution in
            respect of Class A Principal:                   $             0.00


E.  Class  A  Investor   Charge-Offs  and  Reimbursement  of  Class  A  Investor
Charge-Offs on such Distribution Date.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount  of  Class  A  Investor  Charge-Offs
            per  $1,000  original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount  reimbursed  in respect of Class
            A Investor  Charge-Offs  per $1,000
            original certificate principal amount:          $             0.00

      5.   The amount,  if any, by which the
            outstanding  principal  balance of the
            Class A Certificates  exceeds the Class
            A Invested  Amount after giving effect to
            all transactions on such Distribution
            Date:                                           $             0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   The total amount of the distribution:            $             4.36

      2.   Amount of the distribution in
            respect of class B monthly interest:            $             4.36

      3.   Amount of the distribution in
            respect of class B outstanding monthly
            interest:                                       $             0.00

      4.   Amount of the distribution in
            respect of class B additional interest:         $             0.00

     5.   Amount of the distribution in
            respect of class B principal:                   $             0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount  reimbursed  in respect
            of such  reductions  in the Class B
            Invested Amount:                                $             0.00

      4.   The  amount set forth in  paragraph  3
            above,  per  $1,000  original certificate
            principal amount:                               $             0.00

      5.   The amount,  if any, by which the
            outstanding  principal  balance of the
            Class B Certificates  exceeds the Class B
            Invested  Amount after giving effect to
            all transactions on such Distribution
            Date:                                           $             0.00


H.  Information  regarding   distributions  on  the  Distribution  Date  to  the
Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $       442,343.75

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $       442,343.75

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I. Amount of reductions in Collateral  Invested  Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.    The total amount  reimbursed  in respect
             of such  reductions  in the Collateral
             Invested Amount:                                $             0.00


J.   Application of Reallocated Investor Finance Charge Collections.

      1.   Class A Available Funds:                         $    14,022,589.44

           a.   Class A Monthly Interest:                   $     3,490,781.25
           b.   Class A Outstanding Monthly Interest:       $             0.00
           c.   Class A Additional Interest:                $             0.00
           d.   Class A Investor Default Amount
                 (Treated as Available Principal
                 Collections):                              $     4,294,669.61
           e.   Excess Spread:                              $     6,237,138.58

      2.   Class B Available Funds:                         $     1,359,766.25
           a.   Class B Monthly Interest:                   $       349,166.67
           b.   Class B Outstanding Monthly Interest:       $             0.00
           c.   Class B Additional Interest:                $             0.00
           d.   Excess Spread:                              $     1,010,599.58

      3.   Collateral Available Funds:                      $     1,614,722.42

           a.   Excess Spread:                              $     1,614,722.42

      4.   Total Excess Spread:                             $     8,862,460.59


K.   Reallocated Principal Collections.

      1.   Principal Allocation Percentage:                           73.0959%

      2.   Series 1998-1 Allocable Principal
            Collections:                                    $   127,186,256.12

      3.   Principal Allocation Percentage of
            Series 1998-1 Allocable Principal
            Collections:                                    $    92,967,934.55

      4.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      5.   Item 3 minus item 4:                             $    92,967,934.55


      6.   Shared Principal Collections from other
            Series allocated to Series 1998-1:                             N/A

      7.   Other amounts Treated as Available Principal
            Collections:                                    $     5,205,660.13

      8.   Available Principal Collections
            (total of 5., 6. & 7.):                         $    98,173,594.68

L.   Application of Available Principal Collections during Revolving Period.

      1.   Collateral Invested Amount                       $    95,000,000.00

      2.   Required Collateral Invested Amount              $    95,000,000.00

      3.   Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:       $             0.00

      4.   Treated as Shared Principal Collections:         $    98,173,594.68


M. Application of Principal Collections During Accumulation or Amortization Period.

      1.   Principal Funding Account:                                      N/A

      2.   Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                      N/A

      3.   Principal Distribution:                                         N/A

      4.   Treated as Shared Principal Collections:                        N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1998-1

      1.   Excess Spread:                                   $     8,862,460.59
      2.   Excess Finance Charge Collections:               $             0.00
      3.   Applied to fund Class A Required Amount:         $             0.00
      4.   Class A Investor Charge-Offs treated
            as Available Principal Collections:             $             0.00
      5.   Applied to fund Class B overdue Interest:        $             0.00
      6.   Applied to fund Class B Required Amount:         $       416,452.81
      7.   Reduction of Class B Invested Amount
            treated as Available Principal Collections:     $             0.00
      8.   Applied to Collateral Monthly Interest:          $       442,343.75
      9.   Applied to unpaid Monthly Servicing Fee:         $     1,666,666.67
      10.  Collateral Default Amount treated as
            Available Principal Collections:                $       494,537.71
      11.  Reduction of Collateral Invested Amount
            treated as Available Principal Collections:     $             0.00
      12.  Deposited to Reserve Account:                    $             0.00
      13.  Applied to other amounts owed to
            Collateral Interest Holder:                     $             0.00
      l4.  Balance:                                         $     5,842,459.65


O.   Yield and Base Rate

      1.   Base Rate

           a.   Current Monthly Period             7.2379%
           b.   Prior Monthly Period               7.2216%
           c.   Second Prior Monthly Period        7.0491%

      2.   Three Month Average Base Rate                               7.1695%

      3.   Series Adjusted Portfolio Yield

           a.   Current Monthly Period              14.35%
           b.   Prior Monthly Perid                 13.67%
           c.   Second Prior Monthly Period         13.74%

      4.   Three Month Average Series Adjusted Portfolio Yield          13.92%

IV. Series 1999-1 Certificates

                                                 Series         Total  Investor     Transferors
A. Investor/Transferor Allocations            Allocations          Interest           Interest
----------------------------------            -----------          --------           --------
Beginning Invested /Transferor Amount        1,368,065,846.91   1,000,000,000.00    368,065,846.91
Beginning Adjusted Invested Amount                        N/A   1,000,000,000.00               N/A
Floating Allocation Percentage                            N/A            73.0959%          26.9041%
Principal Allocation Percentage                           N/A            73.0959%          26.9041%
Collections of Finance Chg. Receivables         23,253,122.06      16,997,078.11      6,256,043.95
Collections of Principal Receivables           127,186,256.12      92,967,934.55     34,218,321.57
Defaulted Amount                                 7,121,685.84       5,205,660.13      1,916,025.70

Ending Invested / Transferor Amounts         1,349,076,507.88   1,000,000,000.00    349,076,507.88


                                                                                     Collateral
B. Monthly Period Funding Requirements          Class A             Class B           Interest           Total
--------------------------------------          -------             -------           --------           -----
Principal Funding Account                                0.00               0.00              0.00              0.00
Investment Proceeds for Monthly Period                   0.00               0.00              0.00              0.00
Reserve Draw Amount                                      0.00               0.00              0.00              0.00
Available Reserve Account Amount                         0.00               0.00              0.00              0.00
Reserve Account Surplus                                  0.00               0.00              0.00              0.00

Coupon  June 15 - July 14, 1999                        5.6000%            5.8500%           5.8375%
Monthly Interest Due                             4,036,666.67         292,500.00        364,843.75      4,694,010.42
Outstanding Monthly Interest Due                         0.00               0.00              0.00              0.00
Additional Interest Due                                  0.00               0.00              0.00              0.00
Total Interest Due                               4,036,666.67         292,500.00        364,843.75      4,694,010.42
Investor Default Amount                          4,502,896.01         312,339.61        390,424.51      5,205,660.13
Investor Monthly Fees Due                        1,441,666.67         100,000.00        125,000.00      1,666,666.67
Investor Additional Amounts Dues
Total Due                                        9,981,229.35         704,839.61        880,268.26     11,566,337.21

Reallocated Investor Finance Charge Collections                                                        16,997,078.11
Interest and Principal Funding Investment Proceeds                                                              0.00
Series Adjusted Portfolio Yield                                                                              14.3462%
Base Rate                                                                                                     7.7388%


                                                                                     Collateral
C. Certificates - Balances and Distributions    Class A             Class B           Interest           Total
--------------------------------------------    -------             -------           --------           -----
Beginning Certificates Balance                 865,000,000.00      60,000,000.00     75,000,000.00  1,000,000,000.00
Interest Distributions                           4,036,666.67         292,500.00        364,843.75      4,694,010.42
Principal Deposits - Prin. Funding Account               0.00               0.00              0.00              0.00
Principal Distributions                                  0.00               0.00              0.00              0.00
Total Distributions                              4,036,666.67         292,500.00        364,843.75      4,694,010.42
Ending Certificates Balance                    865,000,000.00      60,000,000.00     75,000,000.00  1,000,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total amount of the distribution:                $             4.67

      2.   Amount of the distribution in
            respect of Class A Monthly Interest:            $             4.67

      3.   Amount of the distribution in respect of
            Class A Outstanding Monthly Interest:           $             0.00

      4.   Amount of the distribution in respect of
            Class A Additional Interest:                    $             0.00

      5.   Amount of the distribution in
            respect of Class A Principal:                   $             0.00


E.  Class  A  Investor   Charge-Offs  and  Reimbursement  of  Class  A  Investor
Charge-Offs on such Distribution Date.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount  of  Class  A  Investor  Charge-Offs
            per  $1,000  original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount  reimbursed  in respect of Class
            A Investor  Charge-Offs  per $1,000
            original certificate principal amount:          $             0.00

      5.   The amount,  if any, by which the
            outstanding  principal  balance of the
            Class A Certificates  exceeds the Class
            A Invested  Amount after giving effect to
            all transactions on such Distribution
            Date:                                           $             0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   The total amount of the distribution:            $             4.88

      2.   Amount of the distribution in
            respect of class B monthly interest:            $             4.88

      3.   Amount of the distribution in
            respect of class B outstanding monthly
            interest:                                       $             0.00

      4.   Amount of the distribution in
            respect of class B additional interest:         $             0.00

     5.   Amount of the distribution in
            respect of class B principal:                   $             0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount  reimbursed  in respect
            of such  reductions  in the Class B
            Invested Amount:                                $             0.00

      4.   The  amount set forth in  paragraph  3
            above,  per  $1,000  original certificate
            principal amount:                               $             0.00

      5.   The amount,  if any, by which the
            outstanding  principal  balance of
            the Class B Certificates  exceeds the Class B
            Invested  Amount after giving effect to
            all transactions on such Distribution
            Date:                                           $             0.00


H.  Information  regarding   distributions  on  the  Distribution  Date  to  the
Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $       364,843.75

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $       364,843.75

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I. Amount of reductions in Collateral  Invested  Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.   The total amount  reimbursed  in respect
            of such  reductions  in the Collateral
            Invested Amount:                                $             0.00


J.   Application of Reallocated Investor Finance Charge Collections.

      1.   Class A Available Funds:                         $    14,702,472.57

           a.   Class A Monthly Interest:                   $     4,036,666.67
           b.   Class A Outstanding Monthly Interest:       $             0.00
           c.   Class A Additional Interest:                $             0.00
           d.   Class A Investor Default Amount
                 (Treated as Available Principal
                 Collections):                              $     4,502,896.01
           e.   Excess Spread:                              $     6,162,909.89

      2.   Class B Available Funds:                         $     1,019,824.69
           a.   Class B Monthly Interest:                   $       292,500.00
           b.   Class B Outstanding Monthly Interest:       $             0.00
           c.   Class B Additional Interest:                $             0.00
           d.   Excess Spread:                              $       727,324.69

      3.   Collateral Available Funds:                      $     1,274,780.86

           a.   Excess Spread:                              $     1,274,780.86
      4.   Total Excess Spread:                             $     8,165,015.43


K.   Reallocated Principal Collections.

      1.   Principal Allocation Percentage:                           73.0959%

      2.   Series 1999-1 Allocable Principal
            Collections:                                    $   127,186,256.12

      3.   Principal Allocation Percentage of
            Series 1999-1 Allocable Principal
            Collections:                                    $    92,967,934.55

      4.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      5.   Item 3 minus item 4:                             $    92,967,934.55

      6.   Shared Principal Collections from other
            Series allocated to Series 1999-1:                             N/A

      7.   Other amounts Treated as Available Principal
            Collections:                                    $     5,205,660.13

      8.   Available Principal Collections
            (total of 5., 6. & 7.):                         $    98,173,594.68

L.   Application of Available Principal Collections during Revolving Period.

      1.   Collateral Invested Amount                       $    75,000,000.00

      2.   Required Collateral Invested Amount              $    75,000,000.00

      3.   Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:       $             0.00

      4.   Treated as Shared Principal Collections:         $    98,173,594.68


M. Application of Principal Collections During Accumulation or Amortization Period.

      1.   Principal Funding Account:                                      N/A

      2.   Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                      N/A

      3.   Principal Distribution:                                         N/A

      4.   Treated as Shared Principal Collections:                        N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-1

      1.   Excess Spread:                                   $     8,165,015.43
      2.   Excess Finance Charge Collections:               $             0.00
      3.   Applied to fund Class A Required Amount:         $             0.00
      4.   Class A Investor Charge-Offs treated
            as Available Principal Collections:             $             0.00
      5.   Applied to fund Class B overdue Interest:        $             0.00
      6.   Applied to fund Class B Required Amount:         $       312,339.61
      7.   Reduction of Class B Invested Amount
            treated as Available Principal Collections:     $             0.00
      8.   Applied to Collateral Monthly Interest:          $       364,843.75
      9.   Applied to unpaid Monthly Servicing Fee:         $     1,666,666.67
      10.  Collateral Default Amount treated as
            Available Principal Collections:                $       390,424.51
      11.  Reduction of Collateral Invested Amount
            treated as Available Principal Collections:     $             0.00
      12.  Deposited to Reserve Account:                    $             0.00
      13.  Applied to other amounts owed to
            Collateral Interest Holder:                     $             0.00
      l4.  Balance:                                         $     5,430,740.90

O.   Yield and Base Rate

      1.   Base Rate

           a.   Current Monthly Period             7.7388%
           b.   Prior Monthly Period               7.8023%
           c.   Second Prior Monthly Period        8.0462%

      2.   Three Month Average Base Rate                              7.8624%


      3.   Series Adjusted Portfolio Yield

           a.   Current Monthly Period              14.35%
           b.   Prior Monthly Period                13.67%
           c.   Second Prior Monthly Period         13.74%

      4.   Three Month Average Series Adjusted Portfolio Yield          13.92%

IV. Series 1999-2 Certificates

                                                 Series         Total  Investor     Transferors
A. Investor/Transferor Allocations            Allocations          Interest           Interest
----------------------------------            -----------          --------           --------
Beginning Invested /Transferor Amount          684,032,923.46     500,000,000.00    184,032,923.46
Beginning Adjusted Invested Amount                        N/A     500,000,000.00               N/A
Floating Allocation Percentage                            N/A            73.0959%          26.9041%
Principal Allocation Percentage                           N/A            73.0959%          26.9041%
Collections of Finance Chg. Receivables         11,626,561.03       8,498,539.06      3,128,021.98
Collections of Principal Receivables            63,593,128.06      46,483,967.28     17,109,160.78
Defaulted Amount                                 3,560,842.92       2,602,830.07        958,012.85

Ending Invested / Transferor Amounts           674,538,253.94     500,000,000.00    174,538,253.94


                                                                                     Collateral
B. Monthly Period Funding Requirements          Class A             Class B           Interest           Total
--------------------------------------          -------             -------           --------           -----
Principal Funding Account                                0.00               0.00              0.00              0.00
Investment Proceeds for Monthly Period                   0.00               0.00              0.00              0.00
Reserve Draw Amount                                      0.00               0.00              0.00              0.00
Available Reserve Account Amount                         0.00               0.00              0.00              0.00
Reserve Account Surplus                                  0.00               0.00              0.00              0.00

Coupon  June 15 - July 14, 1999                       5.95000%           6.10000%          5.83750%
Monthly Interest Due                             2,144,479.17         152,500.00        182,421.88      2,479,401.04
Outstanding Monthly Interest Due                         0.00               0.00              0.00              0.00
Additional Interest Due                                  0.00               0.00              0.00              0.00
Total Interest Due                               2,144,479.17         152,500.00        182,421.88      2,479,401.04
Investor Default Amount                          2,251,448.01         156,169.80        195,212.25      2,602,830.07
Investor Monthly Fees Due                          720,833.33          50,000.00         62,500.00        833,333.33
Investor Additional Amounts Dues
Total Due                                        5,116,760.51         358,669.80        440,134.13      5,915,564.44

Reallocated Investor Finance Charge Collections                                                         8,498,539.06
Interest and Principal Funding Investment Proceeds                                                              0.00
Series Adjusted Portfolio Yield                                                                              14.3462%
Base Rate                                                                                                     8.0610%


                                                                                     Collateral
C. Certificates - Balances and Distributions    Class A             Class B           Interest           Total
--------------------------------------------    -------             -------           --------           -----
Beginning Certificates Balance                 432,500,000.00      30,000,000.00     37,500,000.00    500,000,000.00
Interest Distributions                           2,144,479.17         152,500.00        182,421.88      2,479,401.04
Principal Deposits - Prin. Funding Account               0.00               0.00              0.00              0.00
Principal Distributions                                  0.00               0.00              0.00              0.00
Total Distributions                              2,144,479.17         152,500.00        182,421.88      2,479,401.04
Ending Certificates Balance                    432,500,000.00      30,000,000.00     37,500,000.00    500,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total amount of the distribution:                $             4.96

      2.   Amount of the distribution in
            respect of Class A Monthly Interest:            $             4.96

      3.   Amount of the distribution in respect of
            Class A Outstanding Monthly Interest:           $             0.00

      4.   Amount of the distribution in respect of
            Class A Additional Interest:                    $             0.00

      5.   Amount of the distribution in
            respect of Class A Principal:                   $             0.00


E.  Class  A  Investor   Charge-Offs  and  Reimbursement  of  Class  A  Investor
Charge-Offs on such Distribution Date.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount  of  Class  A  Investor  Charge-Offs
            per  $1,000  original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount  reimbursed  in respect of
            Class A Investor  Charge-Offs  per $1,000
            original certificate principal amount:          $             0.00

      5.   The amount,  if any, by which the
            outstanding  principal  balance of the
            Class A Certificates  exceeds the Class
            A Invested  Amount after giving effect to
            all transactions on such Distribution
            Date:                                           $             0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   The total amount of the distribution:            $             5.08

      2.   Amount of the distribution in
            respect of class B monthly interest:            $             5.08

      3.   Amount of the distribution in
            respect of class B outstanding monthly
            interest:                                       $             0.00

      4.   Amount of the distribution in
            respect of class B additional interest:         $             0.00

     5.    Amount of the distribution in
             respect of class B principal:                  $             0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount  reimbursed  in respect
            of such  reductions  in the Class B
            Invested Amount:                                $             0.00

      4.   The  amount set forth in  paragraph  3
            above,  per  $1,000  original certificate
            principal amount:                               $             0.00

      5.   The amount,  if any, by which the
            outstanding  principal  balance of the
            Class B Certificates  exceeds the Class B
            Invested  Amount after giving effect to
            all transactions on such Distribution
            Date:                                           $             0.00


H.  Information  regarding   distributions  on  the  Distribution  Date  to  the
Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $       182,421.88

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $       182,421.88

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I. Amount of reductions in Collateral  Invested  Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.   The total amount  reimbursed  in respect
            of such  reductions  in the  Collateral
            Invested Amount:                                $             0.00


J.   Application of Reallocated Investor Finance Charge Collections.

      1.   Class A Available Funds:                         $     7,351,236.28

           a.   Class A Monthly Interest:                   $     2,144,479.17
           b.   Class A Outstanding Monthly Interest:       $             0.00
           c.   Class A Additional Interest:                $             0.00
           d.   Class A Investor Default Amount
                 (Treated as Available Principal
                 Collections):                              $     2,251,448.01
           e.   Excess Spread:                              $     2,955,309.11

      2.   Class B Available Funds:                         $       509,912.34
           a.   Class B Monthly Interest:                   $       152,500.00
           b.   Class B Outstanding Monthly Interest:       $             0.00
           c.   Class B Additional Interest:                $             0.00
           d.   Excess Spread:                              $       357,412.34

      3.   Collateral Available Funds:                      $       637,390.43

           a.   Excess Spread:                              $       637,390.43
      4.   Total Excess Spread:                             $     3,950,111.88


K.   Reallocated Principal Collections.

      1.   Principal Allocation Percentage:                          73.0959%

      2.   Series 1999-2 Allocable Principal
            Collections:                                    $    63,593,128.06

      3.   Principal Allocation Percentage of
            Series 1999-2 Allocable Principal
            Collections:                                    $    46,483,967.28

      4.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      5.   Item 3 minus item 4:                             $    46,483,967.28

      6.   Shared Principal Collections from other
            Series allocated to Series 1999-2:                             N/A

      7.   Other amounts Treated as Available Principal
            Collections:                                    $     2,602,830.07

      8.   Available Principal Collections
            (total of 5., 6. & 7.):                         $    49,086,797.34

L.   Application of Available Principal Collections during Revolving Period.

      1.   Collateral Invested Amount                       $    37,500,000.00

      2.   Required Collateral Invested Amount              $    37,500,000.00

      3.   Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:       $             0.00

      4.   Treated as Shared Principal Collections:         $    49,086,797.34


M. Application of Principal Collections During Accumulation or Amortization Period.

      1.   Principal Funding Account:                                      N/A

      2.   Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                      N/A

      3.   Principal Distribution:                                         N/A

      4.   Treated as Shared Principal Collections:                        N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-2

      1.   Excess Spread:                                   $     3,950,111.88
      2.   Excess Finance Charge Collections:               $             0.00
      3.   Applied to fund Class A Required Amount:         $             0.00
      4.   Class A Investor Charge-Offs treated
            as Available Principal Collections:             $             0.00
      5.   Applied to fund Class B overdue Interest:        $             0.00
      6.   Applied to fund Class B Required Amount:         $       156,169.80
      7.   Reduction of Class B Invested Amount
            treated as Available Principal Collections:     $             0.00
      8.   Applied to Collateral Monthly Interest:          $       182,421.88
      9.   Applied to unpaid Monthly Servicing Fee:         $       833,333.33
      10.  Collateral Default Amount treated as
            Available Principal Collections:                $       195,212.25
      11.  Reduction of Collateral Invested Amount
            treated as Available Principal Collections:     $             0.00
      12.  Deposited to Reserve Account:                    $             0.00
      13.  Applied to other amounts owed to
            Collateral Interest Holder:                     $             0.00
      l4.  Balance:                                         $     2,582,974.62

O.   Yield and Base Rate

      1.   Base Rate

           a.   Current Monthly Period             8.0610%
           b.   Prior Monthly Period               8.2807%
           c.   Second Prior Monthly Period        N/A

      2.   Three Month Average Base Rate                                 N/A


      3.   Series Adjusted Portfolio Yield

           a.   Current Monthly Period              14.35%
           b.   Prior Monthly Period                13.67%
           c.   Second Prior Monthly Period         N/A

      4.   Three Month Average Series Adjusted Portfolio Yield          N/A

IV. Series 1999-3 Certificates

                                                 Series         Total  Investor     Transferors
A. Investor/Transferor Allocations            Allocations          Interest           Interest
----------------------------------            -----------          --------           --------
Beginning Invested /Transferor Amount        1,368,065,846.91   1,000,000,000.00    368,065,846.91
Beginning Adjusted Invested Amount                        N/A   1,000,000,000.00               N/A
Floating Allocation Percentage                            N/A            73.0959%          26.9041%
Principal Allocation Percentage                           N/A            73.0959%          26.9041%
Collections of Finance Chg. Receivables         23,253,122.06      16,997,078.11      6,256,043.95
Collections of Principal Receivables           127,186,256.12      92,967,934.55     34,218,321.57
Defaulted Amount                                 7,121,685.84       5,205,660.13      1,916,025.70

Ending Invested / Transferor Amounts         1,349,076,507.88   1,000,000,000.00    349,076,507.88


                                                                                     Collateral
B. Monthly Period Funding Requirements          Class A             Class B           Interest           Total
--------------------------------------          -------             -------           --------           -----
Principal Funding Account                                0.00               0.00              0.00              0.00
Investment Proceeds for Monthly Period                   0.00               0.00              0.00              0.00
Reserve Draw Amount                                      0.00               0.00              0.00              0.00
Available Reserve Account Amount                         0.00               0.00              0.00              0.00
Reserve Account Surplus                                  0.00               0.00              0.00              0.00

Coupon  June 15 - July 14, 1999                       5.12750%           5.32750%          5.83750%
Monthly Interest Due                             3,525,156.25         355,166.67        462,135.42      4,342,458.33
Outstanding Monthly Interest Due                         0.00               0.00              0.00              0.00
Additional Interest Due                                  0.00               0.00              0.00              0.00
Total Interest Due                               3,525,156.25         355,166.67        462,135.42      4,342,458.33
Investor Default Amount                          4,294,669.61         416,452.81        494,537.71      5,205,660.13
Investor Monthly Fees Due                        1,375,000.00         133,333.33        158,333.33      1,666,666.67
Investor Additional Amounts Dues
Total Due                                        9,194,825.86         904,952.81      1,115,006.46     11,214,785.13

Reallocated Investor Finance Charge Collections                                                        16,997,078.11
Interest and Principal Funding Investment Proceeds                                                              0.00
Series Adjusted Portfolio Yield                                                                              14.3462%
Base Rate                                                                                                     7.3111%


                                                                                     Collateral
C. Certificates - Balances and Distributions    Class A             Class B           Interest           Total
--------------------------------------------    -------             -------           --------           -----
Beginning Certificates Balance                 825,000,000.00      80,000,000.00     95,000,000.00  1,000,000,000.00
Interest Distributions                           3,525,156.25         355,166.67        462,135.42      4,342,458.33
Principal Deposits - Prin. Funding Account               0.00               0.00              0.00              0.00
Principal Distributions                                  0.00               0.00              0.00              0.00
Total Distributions                              3,525,156.25         355,166.67        462,135.42      4,342,458.33
Ending Certificates Balance                    825,000,000.00      80,000,000.00     95,000,000.00  1,000,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total amount of the distribution:                $             4.27

      2.   Amount of the distribution in
            respect of Class A Monthly Interest:            $             4.27

      3.   Amount of the distribution in respect of
            Class A Outstanding Monthly Interest:           $             0.00

      4.   Amount of the distribution in respect of
            Class A Additional Interest:                    $             0.00

      5.   Amount of the distribution in
            respect of Class A Principal:                   $             0.00


E.  Class  A  Investor   Charge-Offs  and  Reimbursement  of  Class  A  Investor
Charge-Offs on such Distribution Date.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount  of  Class  A  Investor  Charge-Offs
            per  $1,000  original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount  reimbursed  in respect of Class
            A Investor  Charge-Offs  per $1,000
            original certificate principal amount:          $             0.00

      5.   The amount,  if any, by which the
            outstanding  principal  balance of the
            Class A Certificates  exceeds the Class
            A Invested  Amount after giving effect to
            all transactions on such Distribution
            Date:                                           $             0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   The total amount of the distribution:            $             4.44

      2.   Amount of the distribution in
            respect of class B monthly interest:            $             4.44

      3.   Amount of the distribution in
            respect of class B outstanding monthly
            interest:                                       $             0.00

      4.   Amount of the distribution in
            respect of class B additional interest:         $             0.00

     5.    Amount of the distribution in
            respect of class B principal:                   $             0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount  reimbursed  in respect
            of such  reductions  in the Class B
            Invested Amount:                                $             0.00

      4.   The  amount set forth in  paragraph  3
            above,  per  $1,000  original certificate
            principal amount:                               $             0.00

      5.   The amount,  if any, by which the
            outstanding  principal  balance of
            the Class B Certificates  exceeds the Class B
            Invested  Amount after giving effect to
            all transactions on such Distribution
            Date:                                           $             0.00


H.  Information  regarding   distributions  on  the  Distribution  Date  to  the
Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $       462,135.42

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $       462,135.42

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I. Amount of reductions in Collateral  Invested  Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.   The total amount  reimbursed  in respect
            of such  reductions  in the Collateral
            Invested Amount:                                $             0.00


J.   Application of Reallocated Investor Finance Charge Collections.

      1.   Class A Available Funds:                         $    14,022,589.44

           a.   Class A Monthly Interest:                   $     3,525,156.25
           b.   Class A Outstanding Monthly Interest:       $             0.00
           c.   Class A Additional Interest:                $             0.00
           d.   Class A Investor Default Amount
                 (Treated as Available Principal
                 Collections):                              $     4,294,669.61
           e.   Excess Spread:                              $     6,202,763.58

      2.   Class B Available Funds:                         $     1,359,766.25
           a.   Class B Monthly Interest:                   $       355,166.67
           b.   Class B Outstanding Monthly Interest:       $             0.00
           c.   Class B Additional Interest:                $             0.00
           d.   Excess Spread:                              $     1,004,599.58

      3.   Collateral Available Funds:                      $     1,614,722.42

           a.   Excess Spread:                              $     1,614,722.42
      4.   Total Excess Spread:                             $     8,822,085.59


K.   Reallocated Principal Collections.

      1.   Principal Allocation Percentage:                           73.0959%

      2.   Series 1999-3 Allocable Principal
            Collections:                                    $   127,186,256.12

      3.   Principal Allocation Percentage of
            Series 1999-3 Allocable Principal
            Collections:                                    $    92,967,934.55

      4.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      5.   Item 3 minus item 4:                             $    92,967,934.55

      6.   Shared Principal Collections from other
            Series allocated to Series 1999-3:                             N/A

      7.   Other amounts Treated as Available Principal
            Collections:                                    $     5,205,660.13

      8.   Available Principal Collections
            (total of 5., 6. & 7.):                         $    98,173,594.68

L.   Application of Available Principal Collections during Revolving Period.

      1.   Collateral Invested Amount                       $    95,000,000.00

      2.   Required Collateral Invested Amount              $    95,000,000.00

      3.   Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:       $             0.00

      4.   Treated as Shared Principal Collections:         $    98,173,594.68


M. Application of Principal Collections During Accumulation or Amortization Period.

      1.   Principal Funding Account:                                      N/A

      2.   Excess of Collateral Invested Amount
            over Required Collateral Invested Amount:                      N/A

      3.   Principal Distribution:                                         N/A

      4.   Treated as Shared Principal Collections:                        N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-3

      1.   Excess Spread:                                   $     8,822,085.89
      2.   Excess Finance Charge Collections:               $             0.00
      3.   Applied to fund Class A Required Amount:         $             0.00
      4.   Class A Investor Charge-Offs treated
            as Available Principal Collections:             $             0.00
      5.   Applied to fund Class B overdue Interest:        $             0.00
      6.   Applied to fund Class B Required Amount:         $       416,452.81
      7.   Reduction of Class B Invested Amount
            treated as Available Principal Collections:     $             0.00
      8.   Applied to Collateral Monthly Interest:          $       462,135.42
      9.   Applied to unpaid Monthly Servicing Fee:         $     1,666,666.67
      10.  Collateral Default Amount treated as
            Available Principal Collections:                $       494,537.71
      11.  Reduction of Collateral Invested Amount
            treated as Available Principal Collections:     $             0.00
      12.  Deposited to Reserve Account:                    $             0.00
      13.  Applied to other amounts owed to
            Collateral Interest Holder:                     $             0.00
      l4.  Balance:                                         $     5,782,292.98

O.   Yield and Base Rate

      1.   Base Rate

           a.   Current Monthly Period             7.3111%
           b.   Prior Monthly Period               7.4616%
           c.   Second Prior Monthly Period        N/A

      2.   Three Month Average Base Rate                                N/A


      3.   Series Adjusted Portfolio Yield

           a.   Current Monthly Period              14.35%
           b.   Prior Monthly Period                13.67%
           c.   Second Prior Monthly Period         N/A

      4.   Three Month Average Series Adjusted Portfolio Yield          N/A

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